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                                     BY-LAWS

                                       OF

                          IPC INFORMATION SYSTEMS, INC.
















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                                TABLE OF CONTENTS

                                                                            PAGE
                                   ARTICLE I.................................  1
OFFICES  ....................................................................  1
     Section 1.        Registered Office.....................................  1
     Section 2.        Other Offices.........................................  1

                                   ARTICLE II................................  1
STOCKHOLDERS.................................................................  1
     Section 1.        Time and Place of Meetings............................  1
     Section 2.        Annual Meetings.......................................  1
     Section 3.        Special Meetings......................................  1
     Section 4.        Notice of Meeting.....................................  2
     Section 5.        Quorum................................................  2
     Section 6.        Voting................................................  2
     Section 7.        Voting Rights.........................................  2
     Section 8.        Proxies...............................................  2
     Section 9.        Conduct of Meetings...................................  3
     Section 10.       Record Date...........................................  3
     Section 11.       Stockholders of Record................................  4

                                  ARTICLE III................................  4
DIRECTORS....................................................................  4
     Section 1.        Management............................................  4
     Section 2.        Number................................................  4
     Section 3.        Election and Tenure...................................  5
     Section 4.        Vacancies and Newly Created Directorships.............  5
     Section 5.        Removal and Resignation...............................  5
     Section 6.        Place of Meetings.....................................  5
     Section 7.        Annual Meeting........................................  5
     Section 8.        Regular Meetings......................................  6
     Section 9.        Special Meetings......................................  6
     Section 10.       Conduct of Meetings...................................  6
     Section 11.       Quorum and Voting.....................................  6
     Section 12.       Written Consent.......................................  6
     Section 13.       Telephonic Participation..............................  6
     Section 14.       Compensation..........................................  7
     Section 15.       Amendments Concerning the Board.......................  7

                                   ARTICLE IV................................  7
NOTICES  ....................................................................  7
     Section 1.        Notice................................................  7

                                       (i)

     Section 2.        Waiver of Notice......................................  7

                                   ARTICLE V.................................  8
COMMITTEES...................................................................  8
     Section 1.        Standing Committees...................................  8
     Section 2.        Audit Committee.......................................  8
     Section 3.        Compensation Committee................................  8
     Section 4.        Other Committees......................................  9

                                   ARTICLE VI................................  9
OFFICERS ....................................................................  9
     Section 1.        Officers..............................................  9
     Section 2.        Tenure; Resignation; Removal; Vacancies...............  9
     Section 3.        Compensation.......................................... 10
     Section 4.        Authority and Duties.................................. 10
     Section 5.        The Chairman.......................................... 10
     Section 6.        The Vice Chairman..................................... 10
     Section 7.        The Chief Executive Officer and President............. 10
     Section 8.        The Chief Operating Officer........................... 10
     Section 9.        The Vice Presidents................................... 11
     Section 10.       The Assistant Vice Presidents......................... 11
     Section 11.       The Chief Financial Officer........................... 11
     Section 12.       The Secretary......................................... 11
     Section 13.       The Assistant Secretaries............................. 11
     Section 14.       Action with Respect to Securities of Other
                       Corporations.......................................... 12

                                  ARTICLE VII................................ 12
STOCK CERTIFICATES........................................................... 12
     Section 1.        Certificates.......................................... 12
     Section 2.        Transfer Agent and Registrar.......................... 12
     Section 3.        Lost Certificates..................................... 12
     Section 4.        Transfers of Stock.................................... 13

                                  ARTICLE VIII............................... 13
GENERAL PROVISIONS........................................................... 13
     Section 1.        Dividends............................................. 13
     Section 2.        Fiscal Year........................................... 13
     Section 3.        Seal.................................................. 13

                                   ARTICLE IX................................ 13
INDEMNIFICATION.............................................................. 13
     Section 1.        Actions, Suits or Proceedings other than by
                       or in  the Right of the Corporation................... 13
     Section 2.        Actions or Suits by or in the Right of the
                       Corporation........................................... 14

                                      (ii)

Section 3.        Indemnification for Costs, Charges and Expenses of a
                  Successful Party........................................... 15
Section 4.        Indemnification for Expenses of a Witness.................. 15
Section 5.        Determination of Right to Indemnification.................. 16
Section 6.        Advancement of Costs, Charges and Expenses................. 16
Section 7.        Procedure for Indemnification.............................. 16
Section 8.        Settlement................................................. 17
Section 9.        Other Rights; Continuation of Right to Indemnification;
                  Individual Contracts....................................... 17
Section 10.       Savings Clause............................................. 18
Section 11.       Insurance.................................................. 18
Section 12.       Definitions................................................ 18
Section 13.       Subsequent Amendment and Subsequent Legislation............ 19

                                   ARTICLE X................................. 20
WAIVER OF SECTION 203........................................................ 20

                                   ARTICLE XI................................ 20
AMENDMENTS................................................................... 20



RECORD OF AMENDMENTS TO BY-LAWS



                                      (iii)

                          IPC INFORMATION SYSTEMS, INC.

                                     BY-LAWS

                         ------------------------------


                                   ARTICLE I
                                    OFFICES

     Section 1. REGISTERED OFFICE. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

     Section 2. OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

     Section 1. TIME AND PLACE OF MEETINGS. All meetings of stockholders for the election of directors and for any other purpose shall be held at such time (except as otherwise provided by Section 2 of this Article) and at such place, either within or without the State of Delaware, as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2. ANNUAL MEETINGS. Annual meetings of stockholders, commencing with the year 1995, shall be held on the third Thursday of January of each year or, if such day be a legal holiday in the state where the meeting is to be held on the next business day following, at 10:00 A.M., or at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting. At each annual meeting, stockholders shall elect a board of directors and transact such other business as may properly be brought before the meeting.

     Section 3. SPECIAL  MEETINGS.  Special  meetings of  stockholders,  for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the chairman and vice chairman or the board of directors and shall be called by the secretary at the request in writing of stockholders owning at least a majority of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 4. NOTICE OF MEETING. Except as otherwise required by statute, written notice of each meeting of stockholders stating the place, date and hour thereof and, in the case of a special meeting, specifying the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

     Section 5. QUORUM. Except as otherwise provided by statute or by the certificate of incorporation, the holders of record of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at each meeting of stockholders. If such quorum shall not be present at any meeting of stockholders, a majority of stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. A quorum, once present to organize a meeting, is not broken by the subsequent withdrawal of any stockholders.

     Section 6. VOTING. At any meeting of stockholders at which a quorum is present, all elections of directors shall be determined by a plurality vote and all other matters shall be determined by the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy, except as otherwise provided by statute or by the certificate of incorporation.

     Section 7. VOTING RIGHTS. Unless otherwise provided by the certificate of incorporation and except as otherwise provided by statute, each stockholder of record shall at every meeting of stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder.

     Section 8. PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The attendance at any meeting by a stockholder who shall have previously given a proxy applicable thereto shall not, as such, have the effect of revoking the proxy. The corporation may treat any duly executed proxy as not revoked and in full force and effect until it receives a duly executed instrument revoking it, or a duly executed proxy bearing a later date. If ownership of a share of voting stock of the corporation stands in the name of two or more persons, in the absence of written directions to the corporation to the contrary, any one or more of such stockholders may cast all votes to which such ownership is entitled. If an attempt is made to cast conflicting votes by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present at such meeting. If such conflicting votes are evenly split on any particular matter, each faction may vote the securities in question proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the shares, which shall then be voted as determined by a majority of such persons and the person appointed by the Court.

     Section 9. CONDUCT OF MEETINGS. The chairman shall serve as chairman at all meetings of the stockholders or, if the chairman is absent or otherwise unable to so serve, the vice chairman or, if both the chairman and the vice chairman are absent or otherwise unable to serve, the chief executive officer and president, shall serve as chairman of such meetings. If the chairman, the vice chairman and the chief executive officer and president are absent or otherwise unable to so serve, such other person as shall be appointed by a majority of the whole board of directors shall serve as chairman at any meeting of stockholders held in such absence. The secretary or, in his or her absence, such other person as the chairman of the meeting shall appoint, shall serve as secretary of the meeting. The chairman of the meeting shall conduct all meetings of the stockholders in accordance with the best interests of the Corporation and shall have the authority and discretion to establish reasonable procedural rules for the conduct of such meetings, including such regulation of the manner of voting and the conduct of discussion as he or she shall deem appropriate. The chairman of the meeting shall also have the authority to adjourn the meeting from time to time and from place to place as he or she may deem necessary and in the best interests of the Corporation.

     Section 10. RECORD DATE. (a) In order that the corporation may determine stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting.
If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.
(b) In order that the corporation may determine stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by this chapter, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by this chapter, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action. (c) In order that the corporation may determine stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     Section 11. STOCKHOLDERS OF RECORD. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner; and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, regardless of whether it shall have knowledge or notice of any such claim or interest, except as otherwise provided by law.

                                   ARTICLE III

                                    DIRECTORS

     Section 1. MANAGEMENT. The business and affairs of the corporation shall be managed by or under the direction of its board of directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by stockholders.

     Section 2. NUMBER. The total number of directors which shall constitute the whole board of directors shall not be less than two nor more than nine. The board of directors at the time of adoption of these by-laws shall consist of two directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of two-thirds of the whole board of directors.

     Section 3.  ELECTION  AND  TENURE.  The  directors  shall be elected at the annual  meeting  of  stockholders,  except as  provided  by the  certificate  of incorporation and Section 4 of this Article, and each director elected shall hold office until such director's successor is elected and qualified or until such director's earlier resignation or removal. Directors need not be stockholders.

     Section 4. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Vacancies and newly created directorships resulting from an increase in the authorized number of directors may be filled only by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Except as otherwise provided by the certificate of incorporation, each director so chosen shall hold office until the next annual election and until such director's successor is duly elected and shall qualify or until such director's earlier resignation or removal.

     Section 5. REMOVAL AND RESIGNATION. Except as otherwise provided by the certificate of incorporation or by statute, any director or the whole board of directors may be removed, but only for cause, by the holders of a majority of shares then entitled to vote at any election of directors. A director may resign at any time by giving written notice to the board of directors, the chairman, the vice chairman or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board of directors or such officer, and acceptance of the resignation shall not be necessary to make it effective. For purposes of this Section 5, conduct worthy of removal for "cause" shall mean (a) conduct as a director of the corporation or any subsidiary of the corporation, which conduct involves willful material misconduct, breach of fiduciary duty involving personal pecuniary gain or gross negligence in the performance of duties, or (b) conduct, whether or not as a director of the corporation or a subsidiary of the corporation, which conduct involves dishonesty or breach of fiduciary duty and is punishable by imprisonment for a term exceeding one year under state or federal law.

     Section 6. PLACE OF MEETINGS. The board of directors may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 7. ANNUAL MEETING. An annual meeting of each newly elected board of directors shall be held, without notice other than these by-laws, immediately after and at the same place as the annual meeting of stockholders.

     Section 8. REGULAR MEETINGS. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

     Section 9. SPECIAL MEETINGS. Special meetings of the board of directors may be called by the chairman, vice chairman or the chief executive officer and president on at least five days notice to each director, in accordance with
Article IV of these by-laws. Special meetings shall be called by the secretary in like manner and on like notice on the written request, stating the purpose or purposes of the meeting, of two (2) directors, or one-third of the directors constituting the whole board of directors, whichever is less.

     Section 10. CONDUCT OF MEETINGS. Meetings of the board of directors shall be presided over by the chairman or, in the absence or disability of the chairman, by the vice chairman or, in the absence or disability of both the chairman and vice chairman, by the chief executive officer and president. If the chairman, the vice chairman and the chief executive officer and president are absent from any meeting of the board of directors, the presiding officer shall be the then senior member of the board of directors in terms of length of service on the board of directors. The secretary or, in the secretary's absence, a person appointed by the chairman (or other presiding person), shall act as secretary of the meeting. The chairman (or other person presiding) shall conduct all meetings of the board of directors in accordance with the best interests of the corporation and shall have the authority and discretion to establish reasonable procedural rules for the conduct of meetings of the board of directors.

     Section 11. QUORUM AND VOTING. At all meetings of the board of directors, a majority of the total number of the whole board of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise provided by statute, by these by-laws or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 12. WRITTEN CONSENT. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee.

     Section 13. TELEPHONIC PARTICIPATION. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors, or any committee designated thereby, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     Section 14. COMPENSATION. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix the compensation of directors in such one or more forms and amount as the board of directors may determine.

     Section 15. AMENDMENTS CONCERNING THE BOARD. The matter which is the subject of Sections 2, 3, 4 and 5 of this Article III may be altered only by a vote, in addition to any vote required by law, of two-thirds of the whole board of directors or by the affirmative vote of the holders of record of not less than 80% of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors at a meeting of stockholders called for that purpose.

                                   ARTICLE IV

                                     NOTICES

     Section 1. NOTICE. Whenever notice is required by statute, the certificate of incorporation or these by-laws to be given to any director or stockholder, such notice shall be in writing and may be given personally or by mail or courier. Notice by mail shall be deemed to be given, in the case of a director, four days after depositing, and, in the case of a stockholder, at the time when deposited, in the post office or a postal service letter box, enclosed in a post-paid sealed wrapper, and addressed to such director or stockholder at such director's or stockholder's address appearing on the books of the corporation. Notice by courier shall be deemed to be given two days after delivering same to the courier service, if marked for delivery within two days thereafter. Notice to directors may also be given by telex, facsimile or other electronic transmission, and shall be deemed given when transmitted. A day, for purposes of these by-laws, shall be deemed to include Saturday, Sunday and all legal holidays.

     Section 2. WAIVER OF NOTICE. Whenever any notice is required to be given by statute, the certificate of incorporation or these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting of stockholders, board of directors or any committee of the board of directors shall constitute a waiver of notice of such meeting, except where the person is attending for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders, board of directors, or members of a committee of the board of directors need be specified in any written waiver of notice.

                                    ARTICLE V

                                   COMMITTEES

     Section 1. STANDING COMMITTEES. At each annual meeting of the board of directors, the directors shall designate from their own number, by resolution adopted by a majority of the whole board of directors, the audit committee and the compensation committee, each of which shall be standing committees of the board of directors. The board of directors shall appoint a director to fill any vacancy on any committee of the board of directors. The members of the committees shall serve at the pleasure of the board of directors.

     Section 2. AUDIT COMMITTEE. The audit committee shall consist of at least two (2) members whose background and experience are financial and/or business management related, none of whom shall be an officer or salaried employee of the corporation or its subsidiaries, an attorney who receives a fee or other compensation for legal services rendered to the corporation or any other individual having a relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. At any regular meeting of the board of directors, any director who is otherwise eligible to serve on the audit committee may be elected to fill a vacancy that has occurred on the audit committee. The board of directors shall designate one member of the committee to serve as chairman of the committee. The audit committee shall meet annually, at the call of the chairman of the committee and may hold such additional meetings as the chairman of the committee may deem necessary, to examine, or cause to be examined, the records and affairs of the corporation to determine its true financial condition, and shall present a report of examination to the board of directors at the board of directors' next regular meeting following the meeting of the audit committee. The committee shall appoint, from its membership or otherwise, a secretary who shall cause to be kept written minutes of all meetings of the committee. The audit committee shall make, or cause to be made, such other examinations as it may deem advisable or whenever so directed by the board of directors and shall report thereon in writing at a regular meeting of the board of directors. The audit committee shall make recommendations to the board of directors in relation to the employment of accountants and independent auditors and arrange for such other assistance as it may deem necessary or desirable. The audit committee shall review and evaluate the procedures and performance of the corporation's internal auditing staff. A quorum shall consist of two (2) members of the committee.

     Section 3. COMPENSATION COMMITTEE. The compensation committee shall consist of at least two (2) members, none of whom shall be an officer or salaried employee of the corporation or its subsidiaries, and such ex-officio or other members as shall be appointed by the board of directors or these by-laws. The board of directors shall designate one member of the committee to serve as chairman of the compensation committee, who shall have the authority to adopt and establish procedural rules for the conduct of all meetings of the committee.

     The committee shall meet annually at the call of the chairman of the committee, and may hold such additional meetings as the chairman may deem necessary. A quorum shall consist of two (2) members of the committee, other than ex-officio members. The vote of a majority of the members present at any meeting, including the chairman of the committee who shall be eligible to vote, shall constitute the action of the compensation committee. The committee shall appoint, from its membership or otherwise, a secretary who shall cause to be kept written minutes of all meetings of the committee. The compensation committee shall be responsible for overseeing the development, implementation and conduct of the corporation's employment and personnel policies, notices and procedures, including the administration of the corporation's compensation and benefit programs.

     Section 4. OTHER COMMITTEES. The board of directors may by resolution adopted by a majority of the whole board of directors at any meeting authorize such other committees as from time to time it may deem necessary or appropriate for the conduct of the business of the corporation. The members of each committee so authorized shall be appointed by the board of directors from members of the board of directors and/or employees of the corporation. Each such committee shall exercise such powers as may be assigned by the board of directors to the extent not inconsistent with law, these by-laws or the certificate of incorporation.

                                   ARTICLE VI

                                    OFFICERS

     Section 1. OFFICERS. The officers of the corporation shall be chosen by the board of directors and shall be a chairman, a vice-chairman, a chief executive officer and president, a chief operating officer and a secretary. The board of directors may also choose a chief financial officer, a treasurer, one or more vice presidents, one or more assistant secretaries, and any other officers and agents as it shall deem necessary. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

     Section 2. TENURE; RESIGNATION; REMOVAL; VACANCIES. Each officer of the corporation shall hold office until such officer's successor is chosen and qualified, or until such officer's earlier resignation or removal, or, if the term of any such officer shall have been fixed by the board of directors or by the executive officer acting under authority delegated to the executive officer by the board of directors, until the date of the expiration of such term. Any officer elected or appointed by the board of directors may be removed at any time by the board of directors or the executive officer authorized to appoint such officer; provided that any such removal shall be without prejudice to the rights, if any, of the officer so removed under any employment contract or other agreement with the corporation. Any vacancy occurring in the office of president or secretary of the corporation shall be filled by the board of directors. Any other vacancy may be filled by the board of directors.

     Section 3. COMPENSATION. The compensation of all officers, employees and agents of the corporation shall be fixed by the board of directors or by any committee or officer to whom such authority has been delegated by the board of directors.

     Section 4. AUTHORITY AND DUTIES. All officers as between themselves and the corporation shall have such authority and perform such duties in the management and operation of the corporation as may be provided in these by-laws, or, to the extent not so provided, as may be prescribed by the board of directors. The board of directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

     Section 5. THE CHAIRMAN. The chairman, if there be a chairman, shall preside at all meetings of stockholders and the board of directors, and the chairman of the board shall have such other powers and duties as the board of directors may from time to time prescribe.

     Section 6. THE VICE CHAIRMAN. In the absence of the chairman, the vice chairman, if there be a vice chairman, shall perform the duties of the chairman, and the vice chairman shall have such other powers and duties as the board of directors may from time to time prescribe.

     Section 7. THE CHIEF EXECUTIVE OFFICER AND PRESIDENT. The chief executive officer and president shall have the general and active management of the business of the corporation, shall see to it that all resolutions of the board of directors are carried into effect and, in connection therewith, shall be authorized to delegate to the other officers of the corporation such powers and duties of the chief executive officer and president as the chief executive officer and president at such times and in such manner may deem advisable. In the absence of either the vice chairman or the chairman and the vice chairman, as the case may be, the chief executive officer and president shall assume all such responsibilities of such absent officer or officers. The chief executive officer and president shall have such other powers and duties as the board of directors may from time to time prescribe.

     Section 8. THE CHIEF OPERATING OFFICER. The chief operating officer shall be the chief operating officer of the corporation, and its executive officer next in authority to the chief executive officer and president. The chief operating officer shall have such other powers and duties as the board of directors may from time to time prescribe.

     Section 9. THE VICE PRESIDENTS. The vice president, if any, or if there be more than one, the vice presidents, shall assist the executive officers in the management of the business of the corporation and the implementation of resolutions and orders of the board of directors at such times and in such manner as the executive officers may deem advisable. If there be more than one vice president, the board of directors may designate one of them as executive vice president, in which case such vice president shall be first in order of seniority, and may also grant to others such titles as shall be descriptive of their respective functions or indicative of their relative seniority. Each vice president shall have such other powers and duties as the board of directors or the executive officers may from time to time prescribe.

     Section 10. THE ASSISTANT VICE PRESIDENTS. The assistant vice president, if any, or, if there be more than one, the assistant vice presidents, shall perform such duties as the board of directors or the executive officers may from time to time prescribe.

     Section 11. THE CHIEF FINANCIAL OFFICER. The chief financial officer shall have the care and custody of the corporate funds, and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer and president and the board of directors, at meetings or whenever they may require it, an account of all the chief financial officer's transactions as chief financial officer and of the financial condition of the corporation.

     Section 12. THE  SECRETARY.  The  secretary  shall  attend all  meetings of stockholders and the board of directors and shall record, or cause to be recorded, the minutes of all proceedings taken at such meetings, and maintain all documents evidencing corporate actions taken by written consent of stockholders or of the board of directors, in a book to be kept for that purpose; and the secretary shall perform like duties for any committees of the board of directors when required. The secretary shall see to it that all notices of meetings of stockholders and of special meetings of the board of directors are duly given in accordance with these by-laws or as required by statute; the secretary shall be the custodian of the seal of the corporation, and, when authorized by the board of directors, the secretary shall cause the corporate seal to be affixed to any document requiring it, and, when so affixed, attested by the secretary's signature as secretary or by the signature of an assistant secretary; and the secretary shall perform such other duties as are generally incident to the office of secretary and as the board of directors or the chief operating officer may from time to time prescribe.

     Section 13. THE ASSISTANT SECRETARIES. The assistant secretary, if any, or, if there be more than one, the assistant secretaries, in the order determined by the board of directors or by the chief executive officer and president, shall, in the absence or disability of the secretary, exercise the powers and perform the duties of the secretary; and the assistant secretary or assistant secretaries shall perform such other duties as the board of directors or the chief executive officer may from time to time prescribe.

     Section 14. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise directed by the board of directors, the chief executive officer and president or any officer of the corporation authorized by the chief executive officer and president shall have power to vote and otherwise act on behalf of the corporation, in person or by proxy, at any meeting of stockholders, or with respect to any action of stockholders, of any other corporation in which this corporation may hold securities and otherwise to exercise any and all rights and powers which this corporation may possess by reason of its ownership of securities in such other corporation.

                                   ARTICLE VII

                               STOCK CERTIFICATES

     Section 1. CERTIFICATES. The shares of the corporation's capital stock shall be represented by certificates, which shall be in such form as the board of directors shall determine, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman and/or vice-chairman and/or the chief executive officer and president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such officer, transfer agent or registrar were such officer, transfer agent or registrar at the date of issue.

     Section 2. TRANSFER AGENT AND REGISTRAR. The board of directors shall have the power to appoint one or more transfer agents and registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates be countersigned and registered by one or more of such transfer agents and registrars.

     Section 3. LOST CERTIFICATES. The board of directors may issue a new certificate of stock or uncertificated shares in place of any certificate therefore issued by it, alleged to have been lost, stolen or destroyed, and the board of directors may require the owner of the lost, stolen, or destroyed certificate, or such owner's legal representative to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     Section 4. TRANSFERS OF STOCK. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     Section 1. DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

     Section 2. FISCAL YEAR. The fiscal year of the corporation shall be fixed, and may from time to time be changed, by resolution of the board of directors.

     Section 3. SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                   ARTICLE IX

                                 INDEMNIFICATION

     Section 1. ACTIONS, SUITS OR PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. To the fullest extent permitted by the General Corporation Law of the State of Delaware, the corporation shall indemnify any person who is or was or has agreed to become a director or officer of the corporation who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was or has agreed to become a director or officer of the corporation, or is or was serving or has agreed to serve at the written request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and the corporation may indemnify any other person who is or was or has agreed to become an employee or agent of the corporation who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was or has agreed to become an employee or agent of the corporation, or is or was serving or has agreed to serve at the written request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. Notwithstanding anything contained in this Article IX, the corporation shall not be obligated to indemnify any director, officer, employee or agent in connection with an action, suit or proceeding, or part thereof, initiated by such person against the corporation unless such action, suit or proceeding, or part thereof, was authorized or consented to by the board of directors.

     Section 2. ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION. To the fullest extent permitted by the General Corporation Law of the State of Delaware, the corporation shall indemnify any person who is or was or has agreed to become a director or officer of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become a director or officer of the corporation, or is or was serving or has agreed to serve at the written request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and the corporation may indemnify any other person who is or was or has agreed to become an employee or agent of the corporation who was or is made a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become an employee or agent of the corporation, or is or was serving or has agreed to serve at the written request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or her or on his or her behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper. Notwithstanding anything contained in this
Article IX, the corporation shall not be obligated to indemnify any director, officer, employee or agent in connection with an action or suit, or part thereof, initiated by such person against the corporation unless such action or suit, or part thereof, was authorized or consented to by the board of directors.

     Section 3. INDEMNIFICATION FOR COSTS, CHARGES AND EXPENSES OF A SUCCESSFUL PARTY. To the extent that a director, officer, employee or agent of the corporation has been successful, on the merits or otherwise (including, without limitation, the dismissal of an action without prejudice), in defense of any action, suit or proceeding referred to in Section 1 or 2 of this Article IX, or in defense of any claim, issue or matter therein, such person shall be indemnified against all costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by such person or on such person's behalf in connection therewith.

     Section 4. INDEMNIFICATION FOR EXPENSES OF A WITNESS. To the extent that any person who is or was or has agreed to become a director or officer of the corporation is made a witness to any action, suit or proceeding to which he or she is not a party by reason of the fact that he or she was, is or has agreed to become a director or officer of the corporation, or is or was serving or has agreed to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the written request of the corporation, such person shall be indemnified against all costs, charges and expenses actually and reasonably incurred by such person or on such person's behalf in connection therewith.

     To the extent that any person who is or was or has agreed to become an employee or agent of the corporation is made a witness to any action, suit or proceeding to which he or she is not a party by reason of the fact that he or she was, is or has agreed to become an employee or agent of the corporation, or is or was serving or has agreed to serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, at the written request of the corporation, such person may be indemnified against all costs, charges and expenses actually and reasonably incurred by such person or on such person's behalf in connection therewith.

     Section 5. DETERMINATION OF RIGHT TO INDEMNIFICATION. Any indemnification under Section 1 or 2 of this Article IX (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or 2 of this Article IX. Any indemnification under Section 4 of this Article IX (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper under the circumstances. At the election of the board of directors, such determinations shall be made (a) by the board of directors acting by a majority vote of directors who were not parties to such action, suit or proceeding even though less than a quorum, or (b) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (c) by the stockholders. To obtain indemnification under this Article IX, any person referred to in Section 1, 2, 3 or 4 of this Article IX shall submit to the corporation a written request, including therewith such documents as are reasonably available to such person and are reasonably necessary to determine whether and to what extent such person is entitled to indemnification.

     Section 6. ADVANCEMENT OF COSTS, CHARGES AND EXPENSES. Costs, charges and expenses (including attorneys' fees) incurred by or on behalf of a director or officer in defending a civil or criminal action, suit or proceeding referred to in Section 1 or 2 of this Article IX shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by or on behalf of a director or officer in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of a written undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the corporation as authorized in this Article IX or by law. No security shall be required for such undertaking and such undertaking shall be accepted without reference to the recipient's financial ability to make repayment. The majority of the directors who were not parties to such action, suit or proceeding may, upon approval of such director or officer of the corporation, authorize the corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the corporation is a party to such action, suit or proceeding.

     Section 7. PROCEDURE FOR INDEMNIFICATION. Any indemnification under Section 1, 2, 3 or 4 of this Article IX or advancement of costs, charges and expenses under Section 6 of this Article IX shall be made promptly, and in any event within sixty (60) days (except indemnification to be determined by stockholders which will be determined at the next annual meeting of stockholders), upon the written request of the director, officer, employee or agent. The right to indemnification or advancement of expenses as granted by this Article IX shall be enforceable by the director, officer, employee or agent in any court of competent jurisdiction, if the corporation denies such request, in whole or in part, or if no disposition of such request is made within sixty (60) days of the request. Such person's costs, charges and expenses incurred in connection with successfully establishing his or her right to indemnification or advancement, to the extent successful, in any such action shall also be indemnified by the corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advancement of costs, charges and expenses under Section 6 of this Article IX where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in Section 1 or 2 of this Article IX, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in
Section 1 or 2 of this Article IX, nor the fact that there has been an actual determination by the corporation (including its board of directors, its independent legal counsel and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     Section 8. SETTLEMENT. The corporation shall not be obligated to reimburse the costs, charges and expenses of any settlement to which it has not agreed. If in any action, suit or proceeding (including any appeal) within the scope of
Section 1 or 2 of this Article IX, the person to be indemnified shall have unreasonably failed to enter into a settlement thereof offered or assented to by the opposing party or parties in such action, suit or proceeding, then, notwithstanding any other provision of this Article IX, the indemnification obligation of the corporation to such person in connection with such action, suit or proceeding shall not exceed the total of the amount at which settlement could have been made and the expenses incurred by or on behalf of such person prior to the time such settlement could reasonably have been effected.

     Section 9. OTHER RIGHTS; CONTINUATION OF RIGHT TO INDEMNIFICATION; INDIVIDUAL CONTRACTS. The indemnification and advancement of costs, charges and expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those persons seeking indemnification or advancement of costs, charges and expenses may be entitled under law (common or statutory) or any by-law, agreement, policy of indemnification insurance or vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the legatees, heirs, distributees, executors and administrators of such person. Nothing contained in this Article IX shall be deemed to prohibit the corporation from entering into, and the corporation is specifically authorized to enter into, agreements with directors, officers, employees and agents providing indemnification rights and procedures different from those set forth herein. All rights to indemnification under this Article IX shall be deemed to be a contract between the corporation and each director, officer, employee or agent of the corporation who serves or served in such capacity (or at the written request of the corporation, in the capacity of director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) at any time while this Article IX is in effect. Section 10. SAVINGS CLAUSE. If this
Article IX or any portion shall be invalidated on any ground by any court of competent jurisdiction, the corporation shall nevertheless indemnify each director or officer, and may indemnify each employee or agent, of the corporation as to any costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the corporation), to the full extent permitted by any applicable portion of this Article IX that shall not have been invalidated and to the full extent permitted by applicable law.

     Section 11. INSURANCE. The corporation may purchase and maintain insurance, at its expense, to protect itself and any person who is or was a director, officer, employee or agent of the corporation or who is or was serving at the written request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any costs, charges or expenses, liability or loss incurred by such person in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify such person against such costs, charges or expenses, liability or loss under this Article IX or applicable law; provided, however, that such insurance is available on acceptable terms as determined by a vote of a majority of the board of directors. To the extent that any director, officer, employee or agent is reimbursed by an insurance company under an indemnification insurance policy for any costs, charges, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement to the fullest extent permitted by any applicable portion of this Article IX, any agreement, the policy of indemnification insurance or otherwise, the corporation shall not be obligated to reimburse the person to be indemnified in connection with such proceeding.

     Section 12. DEFINITIONS. For purposes of this Article IX, the following terms shall have the following meanings:

     (a) "The corporation" shall include any constituent corporation (including any constituent of a constituent) absorbed by way of an acquisition, consolidation, merger or otherwise, which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employee or agent so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the written request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued;

     (b) "Other enterprises" shall include employee benefit plans, including, but not limited to, any employee benefit plan of the corporation;

     (c) "Director or officer" of the corporation shall include any partner or trustee who is or was or has agreed to serve at the written request of the corporation as a partner or trustee of another corporation, partnership, joint venture, trust or other enterprise;

     (d) "Serving at the written request of the corporation" shall include any service that imposes duties on, or involves services by a director, officer, employee or agent of the corporation with respect to an employee benefit plan, its participants or beneficiaries, including acting as a fiduciary thereof;

     (e) "Fines" shall include any penalties and any excise or similar taxes assessed on a person with respect to an employee benefit plan;

                                                      -8-

     (f) A person shall be deemed to have acted in "good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful," if such person's action is based on the records or books of account of the corporation or another enterprise, or on information supplied to him or her by the officers of the corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the corporation or another enterprise or on information or records given or reports made to the corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the corporation or another enterprise; and

     (g) A person shall be deemed to have acted in a manner "not opposed to the best interests of the corporation," as referred to in Sections 1 and 2 of this
Article IX if such person acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan.

     Section 13. SUBSEQUENT AMENDMENT AND SUBSEQUENT LEGISLATION. Neither the amendment, termination or repeal of this Article IX or of relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws, nor the adoption of any provision of the certificate of incorporation or the by-laws of the corporation or of any statute inconsistent with this Article IX shall eliminate, affect or diminish in any way the rights of any director, officer, employee or agent of the corporation to indemnification under the provisions of this Article IX with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

     If the General Corporation Law of the State of Delaware is amended to expand further the indemnification permitted to directors, officers, employees or agents of the corporation, then the corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

                                    ARTICLE X

                              WAIVER OF SECTION 203

     The corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware, which election shall, in accordance with such Section, not be effective until 12 months after the adoption of these by-laws and not apply to any business combination between the corporation and any person who became an interested stockholder of the corporation on or prior to such adoption.

                                   ARTICLE XI

                                   AMENDMENTS

     These by-laws, except as provided by applicable law or the certificate of incorporation, or as otherwise set forth in these by-laws, may be amended or repealed at any regular meeting of the board of directors by the vote of two-thirds of the whole board of directors; provided, however, that (a) a notice specifying the change or amendment shall have been given at a previous regular meeting and entered in the minutes of the board of directors; (b) a written statement describing the change or amendment shall be made in the notice mailed to the directors of the meeting at which the change or amendment shall be acted upon; and (c) any by-law made by the board of directors may be altered, amended, rescinded, or repealed by the holders of shares of capital stock entitled to vote thereon at any annual meeting or at any special meeting called for that purpose in accordance with the percentage requirements set forth in the certificate of incorporation and/or these by-laws. Notwithstanding the foregoing, any provision of these by-laws that contains a supermajority voting requirement shall only be altered, amended, rescinded, or repealed by a vote of the board of directions or holders of capital stock entitled to vote thereon that is not less than the supermajority specified in such provision.



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                                                      -9-

                              RECORD OF AMENDMENTS

                                   TO BY-LAWS



ARTICLE-                                                          MEETING AT
SECTION                       CONTENT OF AMENDMENT                WHICH ADOPTED




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